Exhibit 10.16.2

Confidential Treatment Requested by Homology Medicines, Inc.

FIRST AMENDMENT TO LICENSE AGREEMENT

This amendment to the License Agreement (the “First License Amendment”), effective on the date last signed below, (“Amendment Effective Date”) is by and between Homology Medicines, Inc., a Delaware corporation having a place of business at 45 Wiggins Avenue, Bedford, MA 01730 (“HMI”) and California Institute of Technology, a not-for-profit corporation duly organized and existing under the laws of the State of California with an address at 1200 East California Boulevard, MC 6-32, Pasadena, California 91125 (“Caltech”; HMI and Caltech together are the “Parties”).

Whereas, HMI and Caltech entered into that certain License Agreement, effective September 9, 2016 (the “Agreement”);

Whereas, Caltech and the Co-exclusive Licensee, as defined by the Agreement, entered into a Co-exclusive License, as defined by the Agreement, that grants the same rights to the Co-exclusively Licensed Patent Rights, as defined in the Agreement, as those granted to HMI; and

Whereas, HMI and Caltech desire to amend the Agreement as set forth in this First License Amendment.

Now therefore, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.	Section 1.19 is deleted in its entirety and replaced with the following:

“Technology” means Verified [***], including reports

that detail or describe the Verification of [***], from the laboratories Professor [***] or Professor [***] that are provided to Licensee by Caltech pursuant to this Agreement, whether or not patentable, and as set forth in Exhibit B, as the same may be updated from time to time pursuant to Section 7.3.

First License Amendment | HMI | A3916-1

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission

Confidential Treatment Requested by Homology Medicines, Inc.

2.	It is understood that Caltech’s patent counsel determined that Caltech’s employee, Professor [***], made an inventive contribution to certain patent applications found in Exhibit A, specifically, patent applications having serial numbers [***]. Furthermore, Caltech’s patent counsel has filed formal paperwork with the pertinent patent offices to have Professor [***] added as an inventor on said patent applications, and the Parties wish Exhibit A to reflect this inventor addition. Therefore, the name [***] shall be added to the list of inventors for the aforementioned patent applications of Exhibit A.

3.	The following patent applications shall be added to Exhibit A:

[***]

4.	Accordingly, Exhibit A to the Agreement is hereby amended and replaced in full with Exhibit A (Amended) as attached hereto.

5.	The following sections are hereby inserted after Section 9.1 of the Agreement:

“9.1A Caltech hereby covenants, represents and warrants to Licensee:

(a) that the Co-exclusive Licensee to the Co-Exclusively Licensed Patent Rights will, or has already, entered into an identical first amendment to their Co-exclusive License (the “Third Party First Amendment”), and that said Third Party First Amendment shall have the same effect on the Co-exclusive License as those amendments herein shall have on the Agreement;

(b) that Caltech has secured Caltech’s ownership rights for the Licensed Patent Rights, as defined in the Agreement, including the rights afforded by Professor [***] as an inventor, and that [***] has assigned to Caltech all her right, title and interest in the Licensed Patent Rights;

First License Amendment | HMI | A3916-1

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission

Confidential Treatment Requested by Homology Medicines, Inc.

(c) that Caltech will add [***] as an inventor to certain patent applications in the Licensed Patent Rights as indicated in Exhibit A (Amended) and that, upon such addition, the inventorship of the patents and patent applications in the Licensed Patent Rights will be correct to the best of Caltech’s Office of Technology Transfer & Corporate Partnerships knowledge;

(d) that all Technology developed in the laboratories of Professor [***] or Professor [***] as of the date thirty (30) days after the Effective Date has been provided to Licensee in accordance with Section 7.3.

6.	Caltech shall assume responsibility for legal issues arising out of the inventorship change detailed in this First License Amendment.

7.	The last sentence of Section 11.1 of the Agreement is hereby amended to read as follows:

“Licensee agrees not to disclose Technology or reports provided pursuant to Section 7.3 to any third party except to the extent the information therein has been published, provided that Licensee may disclose such Technology and/or reports, and/or the terms of this Agreement, to actual or potential investors, actual or potential strategic partners, Affiliates, Sublicensees, consultants, contractors or those under reasonable confidentiality obligations and whose receipt of said information is necessary for Licensee’s business activities.”

First License Amendment | HMI | A3916-1

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission

Confidential Treatment Requested by Homology Medicines, Inc.

8.	All other terms and conditions of the Agreement that are not modified or amended pursuant to this First License Amendment shall remain in full force and effect and unaffected hereby. This First License Amendment along with the Agreement and all applicable exhibits, constitutes the complete agreement of the Parties concerning the subject matter hereof, and supersedes any other agreements, promises, representations or discussions, written or oral, concerning such subject matter. This First License Amendment may be executed in several counterparts, all of which taken together shall constitute one single agreement between the Parties. This First License Amendment will be of no force or effect until signed by an authorized representative of each of the Parties. After the Amendment Effective Date, every reference in the Agreement to the “Agreement” shall mean the Agreement as amended by this First License Amendment.

First License Amendment | HMI | A3916-1

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission

Confidential Treatment Requested by Homology Medicines, Inc.

In witness whereof, the duly authorized representatives of each of the parties hereto executed this First License Amendment.

CALIFORNIA INSTITUTE OF TECHNOLOGY		HOMOLOGY MEDICINES, INC.

By:	/s/ Frederic Farina	By:	/s/ Sam Rasty
	(Authorized Signature)		(Authorized Signature)

Name:	Frederic Farina	Name:	Sam Rasty

Title:	Chief Innovation & Corporate Partnerships Officer	Title:	Chief Operating Officer
Date:	May 16, 2017	Date:	May 3, 2017

First License Amendment | HMI | A3916-1

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission

Confidential Treatment Requested by Homology Medicines, Inc.

Exhibit A (Amended)

Licensed Patent Rights

[***]

First License Amendment | HMI | A3916-1

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission